Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Disclosure of Nonpublic Holdings", "Other Service Providers" and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference and use of our reports dated March 2, 2015, on the financial statements and financial highlights of the American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Treasury Inflation Protected Securities Fund, as of and for the periods ended December 31, 2014, in the Registration Statement (Form N-1A) of the American Beacon Funds, which is filed with the Securities and Exchange Commission in the Post-Effective Amendment No. 217 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387).

/s/ Ernst & Young, LLP

Dallas, Texas

April 24, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm with respect to State Street Equity 500 Index Portfolio under the captions “Other Service Providers” and “Financial Statements” in the American Beacon Funds Statement of Additional Information, dated April 30, 2015, and to the incorporation by reference in this Registration Statement (Form N-1A) (Post-Effective Amendment No. 217 to File No. 033-11387) of our report, dated February 27, 2015, on the financial statements and financial highlights of State Street Equity 500 Index Portfolio, included in the Annual Report to Shareholders for the year ended December 31, 2014.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 29, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 217 to Registration Statement No. 033-11387 on Form N-1A of our reports each dated February 18, 2015, relating to the financial statements and financial highlights of Master International Index Series and Master Small Cap Index Series, two of the series constituting Quantitative Master Series LLC, appearing in the Annual Report on Form N-CSR of the American Beacon Funds for the year ended December 31, 2014.

We also consent to the references to us under the headings “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 30, 2015